CSFB 05-8

Group 6

Pay rules

1.

Pay pro-rata to the 6FL1, 6FL2, 6PT1, 5A1 until retired

Notes

Floater Bonds:

6FL1– 0 day delay, 1ML + 0.40%, 7.50% Cap, 0.40% Floor, Initial Libor – 3.54%

6FL2 - 0 day delay, 1ML + 0.35%, 7.50% Cap, 0.35% Floor, Initial Libor – 3.54%

Inverse Bonds:

5A1 – 0 day delay, 19.525% - 2.75 ML, 19.525% Cap, 0% Floor, Initial Libor – 3.54%

Inverse IO Bonds:

6IO1 – 0 day delay, 7.15% - 1ML, .05% Cap, 0% Floor, Initial Libor – 3.54%

Pxing Speed = 100ppc (8 CPR to 20 CPR over 12 months, 20 CPR thereafter)

Settlement = 8/31/05